UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Radisys Corporation (the “Company”) held a Special Meeting of Shareholders on September 5, 2018 (the “Special Meeting”) for the purpose of voting on the acquisition of the Company by Reliance Industries Limited (“Reliance”) though a cash merger in which Integrated Cloud Orchestration (ICO), Inc. (“Merger Sub”), a wholly owned subsidiary of Reliance, would merge with and into the Company (the “Merger”) on the terms and subject to the conditions set forth in that certain Agreement and Plan of Merger dated as of June 29, 2018 (the “Merger Agreement”), by and among the Company, Reliance and Merger Sub. As of August 6, 2018, the record date for the Special Meeting, there were 39,609,760 shares of Company common stock issued and outstanding and entitled to vote. A total of 24,843,295 shares, or approximately 63% of the shares outstanding on the record date, were present in person or by proxy at the Special Meeting.

The Company’s shareholders voted on three proposals at the Special Meeting. The proposals are described in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on August 10, 2018. The Board of Directors of the Company recommended a vote “FOR” each of the proposals. The final results of the votes regarding each proposal are set forth below.

1.    The Company’s shareholders approved the Merger Agreement and the transactions contemplated thereby. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
24,137,762	461,142	244,391	—

2.     The Company’s shareholders approved the adoption of any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement and approve the transactions contemplated thereby at the time of the Special Meeting. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
23,817,267	724,835	301,193	—

3.     The Company’s shareholders approved, by nonbinding, advisory vote, certain compensation that may or will become payable to the Company’s named executive officers by the Company in connection with the Merger. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
22,063,839	1,823,321	956,135	—

Item 8.01.    Other Events.

On September 5, 2018, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated September 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	September 5, 2018	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)